MANAGEMENT AGREEMENT

     THIS AGREEMENT is made on November 30, 1996 between
Landscape Companies, Inc.("Owner") and Canterbury Corporate Services, Inc. ("Manager").
                          Consideration

     1. This Agreement is made in consideration of the services to be rendered under this Agreement by the Manager and the compensation that the Owner agrees to pay the Manager for these services.

                    Appointment and Acceptance

     2. The owner appoints the Manager as exclusive agent for the management of the landscape business and performing services described in Paragraph 3 of this Agreement, and the Manager accepts the appointment, subject to the terms and conditions set forth in this Agreement.

                     Description of Services

     3. See Schedule "A" attached hereto for a list of services to be performed by Manager for Owner.

                Professional Management Standards

     4. The Manager agrees to exert his best efforts in managing the landscape business, to personally supervise the employees to whom duties under this Agreement may be delegated, and to exercise the highest decree of professional skill and competence in order to provide the Owner with the maximum economic return consistent with proper management.

           Maintenance and Inspection of Account Books

     5. The Manager will maintain accurate, complete and separate records in accordance with generally accepted accounting standards and procedures. These records will show income and expenditures relating to the operation of the landscape business, accounts payable and accounts receivable, available cash, and other assets and liabilities pertaining to the landscape business. The Owner may, at any reasonable time, inspect the records kept by the Manager, either in person or through an attorney, accountant, or other representative. The Owner may have an audit made of all account books and records pertaining to the management of the landscape business.

          In addition to the other requirements specified in this Agreement, the Manager has the following responsibilities with respect to records and reports:
               A. With respect to each fiscal year ending during the term of this Agreement, and if economically feasible, the Manager will cause an annual financial report to be prepared by a Certified Public Accountant, or other person acceptable to the Owner, based on the preparer's examination of the books and records of the Owner and the Manager. The report will be certified by the preparer and the Manager, and will be submitted to the Owner within sixty (60) days after the end of the fiscal year.

               B. The Manager will furnish this information as may be requested by the Owner from time to time with respect to the financial, physical or operational condition of the landscape business..

           Monthly Receipts and Disbursements Statement

     6. The Manager will provide the Owner with a detailed monthly statement of all receipts and disbursements, to be furnished on or before the 10th day of each month for the preceding month. This statement will show the status of collections and will be supported by canceled checks, vouchers, duplicate invoices, and similar documentation covering all items of income and expense. This documentation will be kept in the Manager's office and be available for inspection by the Owner's representatives at all reasonable times. The Manager will also furnish a quarterly operating statement showing the income and expense for the month and year to date and for the same portion of the preceding year. The Manager will be under no obligation to advance funds on behalf of the Owner, but in the event disbursements are made, the Owner agrees to pay the disbursements on demand.

                        Insurance Coverage

     7. The Manager shall obtain recommendations and premium costs from at least three different insurance companies on all forms of insurance needed to protect the Owner and the landscape business.. This insurance coverage shall include liability, contents, burglary and theft and any other insurance required by law, as well as a minimum of the same amount of insurance that already exists on Landscape Maintenance, Inc. The Owner shall designate the insurance company or companies whose bids have been accepted by the Owner and the Manager shall secure insurance in the amounts and with the beneficial interests acceptable to the Owner. The following is also agreed between Owner and Manager:

          a. Proof of all insurance will be delivered to the Owner in a form acceptable to the Owner.

          b. The Manager will promptly investigate and make a full written report on all accidents, claims, and potential claims for damages relating to the ownership, operation, and maintenance of the Premises, including any damage to or destruction of the Premises and the estimated cost of repair. The Manager will meet and fulfill all requirements applicable to the loss or claim imposed under the insurance policy or policies covering the loss or claim.

                  Legal and Accounting Services

     8. The Manager will refer matters requiring legal or accounting services to qualified professionals approved by the Owner, and will charge the fees for these services as an operating expense of the landscape business.

               Compensation for Managerial Services

     9. In consideration for the services to be rendered to the Owner by the Manager under this Agreement, the Owner agrees to pay the Manager $65,000 per annum.

                           Termination

     10. The Owner at its option, may terminate whenever the Promissory Note of $4,050,000 has been paid in full.

                 Mailing and Notice Requirements

     11. All notices required under this Agreement must be in writing, and all notices and periodic statements must be either (1) delivered by registered or certified mail, postage prepaid, and return receipt requested; or (2) delivered in person. Notice and periodic statement to the Manager shall be addressed as follows:

               Canterbury Corporate Services, Inc.
               1600 Medford Plaza
               Route 70 & Hartford Road
               Medford, New Jersey 08055

Notices to the Owner will be addressed as follows:

               William N. Levy, Esquire
               Plaza 1000, Main Street, Suite 309
               Voorhees, New Jersey 08043

                          Parties Bound

     12. This Agreement constitutes a binding obligation on the parties and their respective successors and assigns.

                           Counterparts

     13. This Agreement may be executed in any number of counterparts, including counterparts transmitted by telecopier or FAX, any one of which shall constitute an original of this Agreement. When counterparts of facsimile copies have been executed by all parties, they shall have the same effect as if the signature to each counterpart or copy were upon the same document and copies of such documents shall be deemed valid as originals. The parties agree that all such signatures may be transferred to a single document upon the request of any party.

                          Applicable Law

     14. This contract shall be governed by and construed in accordance with the laws of the State of New Jersey.

          Executed by the parties on the date written above at New Jersey.

                              LANDSCAPE COMPANIES, INC.


                              By:/s/Ernie Micciche
                                 ________________________________
                                 Ernie Micciche, Vice President


                              CANTERBURY CORPORATE SERVICES, INC.


                              By:/s/Stanton M. Pikus
                                 _______________________________
                                 Stanton M. Pikus, President

CCS\LMSMANAGE.AGR


                            Schedule A

                 CCS MANAGEMENT CONTRACT FOR LMS


1.   Establish and overview annual budgets

     a.   Provide departmental detail

     b.   Capital budgeting

2.   Perform day-to-day accounting overview

3.   Prepare monthly financial statements

     a.   Comparison to departmental budget

     b.   Variation explanation

4.   Process payroll

     a.   Generate by-weekly payroll checks

     b.   Coordinate payroll deposits

     c.   File all payroll taxes on a timely basis

     d.   Overview and process unemployment claims

5.   Facilitate monthly business review meetings with LMS management staff

6.   Assist in obtaining equipment financing

7.   Interface with lending institutions

8.   Provide daily cash management services